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                                                                   Exhibit 10.15

                             STOCK OPTION AGREEMENT

THIS AGREEMENT is made and entered into this        day of               ,1995
by and between TOLLGRADE COMMUNICATIONS, INC., a Pennsylvania corporation (the "Company") and (the "Holder").

WHEREAS, the Company desires to issue, and the Holder desires to receive, Options to purchase shares of the common stock of the Company, pursuant to the terms described herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein and intending to be legally bound hereby, the parties agree as follows:

   1. Grant of Option.  The Company hereby grants to Holder the right, privilege
and option to purchase at any time prior to      up to     shares of fully paid
and nonassessable no par value common stock of the Company, at a purchase price
of         per share (the "Option"), upon written request by the Holder at the office of the Transfer Agent for the Company, or if there be none, at the principal office of the Company at 493 Nixon Road, Cheswick, Pennsylvania
15025 and upon payment of the purchase price appropriate thereto.

   2. Investment Purpose. The Holder represents to the Company that such Holder is acquiring this Option and any securities which may be acquired pursuant to this Option for investment and not with a view to or for sale in connection with any distribution thereof. Such Holder represents that he will not sell or transfer any securities acquired pursuant to this Option in violation of the Securities Act of 1933, as amended (the "Act"), or the rules and regulations promulgated thereunder. Without limiting the scope of the foregoing representation and warranty, the Holder agrees that he will not sell or transfer any such securities unless either (I) a Registration Statement under the Act shall be in effect with respect to such


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securities and the Holder shall comply with the provisions of the Act in connection with the sale of such securities or (ii) the Holder has, prior to any transfer or attempt to transfer such securities, obtained an opinion of counsel to the Company to the effect that in the opinion of such counsel, such transfer may be effected without registration of such securities under the Act.

   3. Legend. The Holder of this Option agrees that the Company may place a legend reflecting the provision of the foregoing paragraph on each certificate evidencing any securities delivered to the Holder pursuant to this Option and the Company may refuse to transfer on its books any such securities which the Holder may attempt to transfer otherwise then in compliance herewith.

   4. Recapitalization. (a) Subject to any required action by the stockholders, the number of shares of common stock of the Company covered by this Option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from the subdivision of consolidation of shares or the payment of stock dividend (but only on the common stock of the Company covered by this Option) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company. Subject to any required action by the stockholders, if the Company shall be the surviving company in any merger or consolidation, this Option shall pertain to and apply to the securities to which a holder of the number of shares of common stock of the Company subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving company shall cause this Option to terminate, provided that the Holder shall, in such event, have the right immediately prior to such dissolution or liquidation or merger or consolidation in which the Company is not the surviving company, to exercise his Option in whole or in part.

(b) Except as hereinbefore expressly provided, the Holder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another company, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no


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adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to the Option.

   5. Fractional Shares. No fractional shares of common stock will be issued in connection with any subscription hereunder, but in lieu of such fractional shares, the Company shall make a cash payment thereof upon the basis of the Option price then in effect.

   6. Non-Transferability. This Option is nontransferable except pursuant to the laws of succession and descent.

   7. Reservation of Shares. The Company covenants that during the period this Option is exercisable, the Company will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of common stock upon the exercise of this Option.

   8. Indemnification. The Holder indemnifies and holds harmless the Company against any and all loss, damages, liability or expense, including costs and reasonable attorneys' fees to which they may be put or which they may incur by reason of or in connection with any misrepresentation made by the Holder, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements set forth herein. The Option and the representations and warranties contained herein shall be binding upon the heirs, legal representatives and successors of the undersigned.

   9. Exercise of Option. This Option may be exercised by the Holder, in whole or in part, by the surrender of this Option at the principal office of the Company. Upon partial exercise hereof, a new Option or Options containing the same provisions as this Option shall be issued by the Company to Holder for the number of shares of common stock with respect to which this Option shall not have been exercised.

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HOLDER                                       TOLLGRADE COMMUNICATIONS, INC.

                                             By:
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                                             ATTEST:

                                             By:
                                                -----------------------------

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